UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported):  June 25, 1998

		       HOMESIDE MORTGAGE SECURITIES, INC.
     Multi-Class Mortgage Pass-Through Certificates, Series 1998-2 Trust


New York (governing law of          33-34957        PENDING
Pooling and Servicing Agreement)    (Commission     (IRS EIN)
(State or other                     File Number)
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	7485 New Horizon Way                                 21703
	Frederick, MD                                       (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (301) 696-7900



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On June 25, 1998 a distribution was made to holders of HOMESIDE MORTGAGE SECURITIES, INC., Multi-Class Mortgage Pass-Through Certificates, Series 1998-2 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

	     EX-99.1 Monthly report distributed to holders of Multi-Class Mortgage Pass-Through Certificates, Series 1998-2 Trust, relating to the June 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



			HOMESIDE MORTGAGE SECURITIES, INC.
   Multi-Class Mortgage Pass-Through Certificates, Series 1998-2 Trust

	      By:   Norwest Bank Minnesota, N.A., as Trustee
	      By:   /s/ Sherri J. Sharps, Vice president
	      By:   Sherri J. Sharps, Vice president
	      Date: 7/9/1998


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Multi-Class Mortgage Pass-Through Certificates, Series 1998-2 Trust, relating to the June 25, 1998 distribution.